Exhibit 99.4
BYLAWS OF THE
FEDERAL HOME LOAN BANK OF NEW YORK
ARTICLE I
OFFICES
SECTION 1. Principal Office: The principal office of the Federal Home Loan Bank of New York (“Bank”) shall be located in the City of New York, County of New York, State of New York, or at such other place as may be designated by the Federal Housing Finance Board.
SECTION 2. Other Offices: In addition to its principal office, the Bank may establish offices at any other place, or places, designated by the Board of Directors (hereafter, the “Board”).
ARTICLE II
STOCKHOLDERS
SECTION 1(a). Meetings: Meetings of the stockholders of the Bank shall be called upon the written request of the President of the Bank, or the majority of the Directors of the Board, or one-fourth of the total number of stockholders of the Bank. The Board shall designate the time, date and place for any such meeting called by the Board or President. If a meeting is called by the stockholders, the Board shall designate the time, date and place of the meeting and such date shall not be less than fifteen days, nor more than sixty days, after such request has been received by the Corporate Secretary of the Bank. Should the Board fail to act for a period of thirty days after the receipt of the request for such meeting, the Corporate Secretary of the Bank shall designate a time, date and place. The Chair of the Board, or in the absence of the Chair, the Vice Chair of the Board, or in the absence of both of these persons, the President of the Bank, shall preside at all meetings of the stockholders.
(b) Notice: The Corporate Secretary of the Bank shall mail to each stockholder of the Bank at its last known address as shown on the books of the Bank a notice of each stockholder meeting. Such notice shall be sent at least ten days before such meeting, and shall contain a statement of the purpose or purposes and of the time, date and place of the meeting.
SECTION 2. Quorum and Voting: The stockholders present shall constitute a quorum for the transaction of any business at a meeting of the stockholders. The stockholders of the Bank shall be entitled to vote for the election of Directors of the Bank in accordance with the Bank’s Capital Plan adopted by the Board and approved by the Federal Housing Finance Board, and the regulations of the Federal Housing Finance Board. The stockholders shall also be entitled to vote with respect to such other matters as may be provided for in the Capital Plan of the Bank in effect from time to time, in accordance with the provisions set forth in such Plan.
ARTICLE III
DIRECTORS
SECTION 1. Number and Qualification: The Board shall consist of seventeen Directors (or such larger or smaller number as may be authorized by the Federal Housing Finance Board). Eleven of the Directors shall be elected by the stockholders and six shall be appointed by the Federal Housing Finance Board, all of whom shall at all times be citizens of the United States, and each of whom shall be either a bona fide resident of the district in which the Bank is located or an officer or director of a member of the Bank located in that district. The Directors shall be appointed and elected in such manner and for such terms of office as provided in Section 7 of the Federal Home Loan Bank Act, as amended, and the Regulations of the Federal Housing Finance Board made there under. In the event of a vacancy in any elected Bank directorship, nominations for a replacement to fill the unexpired term shall be made to the Board by the Executive Committee (as established in Article IV, Section 1 below), and such vacancy shall be filled by an affirmative vote of a majority of the remaining Directors, regardless of whether the remaining Directors constitute a quorum of the Board. Directors may be reasonably compensated and reimbursed for their time and expenses in the

Federal Home Loan Bank of New York - Bylaws
performance of their official Bank duties, in accordance with policies adopted by the Board which are consistent with the Federal Home Loan Bank Act and the related Regulations of the Federal Housing Finance Board.
SECTION 2. Regular Meetings: Regular meetings of the Board may be held at such time and place as shall be determined from time to time by resolution of the Board; provided, however, that such meetings shall be held at least six times per year.
SECTION 3. Special Meetings: Special meetings of the Board may be called by its Chair or the President of the Bank on at least five days’ written notice or three days’ notice sent by facsimile machine or electronic notice to each Director, and shall be called upon like notice by the Corporate Secretary of the Bank on the written request of three Directors stating the reasons therefore. If notice is mailed, such notice shall be deemed to be delivered when deposited in the United States mail, properly addressed with postage prepaid. Facsimile notice shall be deemed to be delivered when the notice has been transmitted with a machine-produced receipt of proper transmittal. Electronic notice shall be deemed to be delivered when transmitted. The notice of such special meetings shall stipulate the time, date and place of such meetings, and shall contain a statement of the purpose or purposes of such meetings. Such special meetings may be held at any time and place without previous notice if all of the Directors are actually present. Notice may be waived by any Director.
SECTION 4. Quorum and Voting: At any regular or special meeting of the Board (or a committee thereof) a majority of the Board (or committee) shall constitute a quorum for the transaction of business. If less than the majority of the Board (or committee) is present at a meeting, a majority of the Directors present may adjourn the meeting. The affirmative vote of a majority of the Board (or a committee thereof) present at a duly constituted meeting of the Board (or a committee thereof) shall be necessary to authorize any action or for the passage of any resolution. Notational voting may be conducted as long as each member of the Board (or committee thereof) receives the opportunity to vote in such manner; the affirmative vote of a majority of the Board (or a committee thereof) shall be necessary to authorize any action or for the passage of any resolution in such instance.
SECTION 5. Officers of the Board: The officers of the Board shall be a Chair elected for a two-year term by a majority of all the Directors of the Bank, a Vice Chair (who shall act as the Chair when the Chair is absent or disabled or the position is otherwise vacant) also elected for a two-year term by a majority of all the Directors of the Bank, and a Secretary. Recommendations for the Chair and Vice Chair positions shall be made by the Corporate Governance Committee to the Board. The President of the Bank, or in his or her absence such other person as may be designated by the Board, shall be the Secretary of the Board. The officers shall have such duties as are usually incident to their respective offices and such as may be assigned to them by the Board. The Board, utilizing the recommendation procedure set forth above, shall have the authority to designate an Acting Chair for any period during which the Chair and the Vice Chair are not available to carry out the requirements of the position of Chair for any reason, and the Board shall also have the authority to remove any person from such position for good cause. The Board shall further have the authority to fill the position of the Chair or the Vice Chair utilizing the nomination procedure set forth above in the event either position becomes vacant.
SECTION 6. Order of Business: At meetings of the Board business shall be transacted in such order as, from time to time, the Board may determine. At all meetings of the Board, the Chair of the Board, or in the absence of the Chair the Vice Chair, or in the absence of both of these officers, an Acting Chair selected by the Board as provided for herein, shall preside.
SECTION 7. Responsibility for Policies: The Board shall review and adopt, in accordance with the specific requirements of applicable Federal Housing Finance Board regulations, a Risk Management Policy, a Member Products Policy, a Strategic Business Plan, and other policies and plans as may be required by the Federal Housing Finance Board from time to time. The Board shall also oversee senior management’s implementation of the Bank’s internal control system.
SECTION 8. Designation of Depositaries: The Board shall designate the trust company or trust companies, bank or banks, in which shall be deposited the monies or securities of the Bank, except as otherwise provided by the Federal Home Loan Bank Act, as amended, and the Regulations of the Federal Housing Finance Board.
ARTICLE IV
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BOARD COMMITTEES
SECTION 1. Executive Committee: The Board shall designate an Executive Committee consisting of a minimum of three elected members of the Board and one appointed member of the Board, which, during the intervals between meetings of the Board shall possess and may exercise all of the powers of the Board in the management and direction of the affairs of the Bank in all cases in which specific directions have not been given by the Board. All action by the Executive Committee shall be reported to the Board at its next meeting succeeding such action, and shall be subject to revision and alteration by the Board; provided, however, that no rights of third parties shall be affected by any such revision or alteration. The Board Chair shall be the Executive Committee Chair; however, the Board Chair may delegate this responsibility to the Board Vice Chair if desired by the Board Chair. In the event of the absence of the Chair of the Executive Committee, the remaining members of the Executive Committee shall appoint a temporary Chair. The other members of the Executive Committee shall be chosen from among the remaining members of the Board and shall serve such terms as may, from time to time, be set by the Board. In the event of the absence of any elected or appointed director then serving as a member of the Executive Committee from any meeting of the Committee, any other member of the Board may, at the request of the Chair of the Executive Committee, serve as an alternate member of the Committee. Any additional member of the Board may, upon the request of the Chair of the Executive Committee, serve as an additional member of the Committee at any meeting of the Committee; however, such additional member will not be able to vote on matters before the Committee. A majority of the Committee shall constitute a quorum, and the affirmative vote of a majority of the Committee present at a meeting of the Committee shall be necessary to authorize any action or for the passage of any resolution. The Executive Committee may act by the written resolution of a majority of the Committee though not formally convened as long as each member of the Committee receives the opportunity to vote in the same manner. The Executive Committee shall meet as provided by its charter, or by resolution of the Board, and it shall also meet at the call of its Chair or of the President of the Bank. The President of the Bank shall serve as Secretary of the Committee, or in the absence of the President of the Bank any such person shall serve as Secretary of the Committee as may be designated by the Committee. In the event of a national emergency, if all of the persons herein before authorized to call a meeting of the Committee are unavailable for duty, a meeting may be called by any other Director.
SECTION 2. Audit Committee. The Board shall designate an Audit Committee which shall be established in accordance with, and shall have the responsibilities established by, the appropriate Regulations of the Federal Housing Finance Board. In the event of the absence of any Director then serving as a member of the Audit Committee, any other Board member may serve as an alternate member of the Audit Committee upon the request of the Chair of the Audit Committee. Further, any additional member of the Board may serve as an additional member of the Audit Committee at any meeting of the Audit Committee upon the request of the Chair of the Audit Committee; however, such additional member will not be entitled to vote on matters before the Audit Committee.
SECTION 3. Other Committees: The Board may establish from time to time other suitable committees that it determines are necessary or appropriate for the conduct of the business of the Bank. Such committees shall report to the Board when and as required. The Chair and the membership of such other committees shall be selected by the Executive Committee. The Executive Committee by resolution from time to time may change the Chairs and/or the members of such committees. In the event of the absence of any Director then serving as a member of a committee, any other Board member may serve as an alternate member of a committee upon the request of the Chair of such committee. Further, any additional member of the Board may serve as an additional member of a committee at any meeting of such committee upon the request of the Chair of such committee; however, such additional member will not be entitled to vote on matters before the committee.
SECTION 4. Committee Charters. All Board committees, including the Executive and Audit Committees, shall establish, maintain and periodically update (at least annually) separate charter documents in order to clarify the mission of the committees. All such charters and any revisions thereto shall be subject to the approval of the Board.
ARTICLE V
OFFICERS AND EMPLOYEES
SECTION 1. Officers: The officers of the Bank shall include a President, one or more Senior Vice
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Presidents, Vice Presidents and Assistant Vice Presidents, and a Corporate Secretary. The President shall be the chief executive officer and shall be primarily responsible for the operation and management of the Bank; however, the Board may designate a Vice President or higher ranking officer as the chief executive officer of the Bank if necessary in the event the office of the President becomes vacant. One person may hold any two offices.
If a new officer level position is established, or if an officer level position becomes vacant, the President will have the authority to approve the creation of the new position, as well as approve the person who fills the new, or vacated, position. However, the approval of the Board (or of a Board Committee given approval authority by the Board) will be required for the promotion or hiring of any person to the rank of Senior Vice President or higher.
The Bank’s officers shall have such powers and duties as are usually incident to their respective offices and such as may be assigned to them by the President and by the Board. They shall have full responsibility for the operation of the Bank under the direction of the Board and the Executive Committee. They shall make full report to committees of the Board of matters under consideration or to be considered by such committees and shall see that a full report of the operation of the Bank is made to the Board at each regular meeting. The officers of the Bank designated by its Board may extend or deny credit and take such other action as is in conformity with the credit policy of the Bank and the regulations of the Federal Housing Finance Board. When so designated by resolution of the Board, and under such directions as may be stated therein, the President, and/or a Vice President, and/or other officers may act as ex-officio members of any standing committee of the Board; provided, however, that the presence of only one such ex-officio member may be counted in determining the requirement of a quorum.
SECTION 2. Authorities of the Board: There shall also be such other officers or employees as the Board may authorize, and they shall have such duties as shall be assigned to them by the Board or the President of the Bank. In carrying out their duties and responsibilities, the Board and all Committees thereof shall also have authority to retain staff and outside counsel, independent accountants, or other outside consultants at the expense of the Bank.
SECTION 3. Compensation: The Board (or a Board Committee given approval authority by the Board) shall annually adopt an appropriate resolution setting the compensation of the Bank President and the other officers of the Bank. The compensation of all other employees of the Bank shall be fixed by the President or his/her designee and shall be within the budget approved for the Bank by the Board. If the Board intends to provide any additional compensation to the President, or other officers or employees of the Bank, the Board (or a Board Committee given approval authority by the Board) shall first approve a formal plan governing such compensation.
ARTICLE VI
CAPITAL STOCK
SECTION 1. Issuance and Form: The Bank shall issue, or cause to be issued, to each member stockholder, such shares of stock as may be acquired by such stockholder from time to time in accordance with the terms of the Bank’s Capital Plan. The manner of form, issuance, transfer, repurchase and redemption of capital stock shall be as prescribed by the Federal Home Loan Bank Act, as amended, the Regulations of the Federal Housing Finance Board promulgated thereunder and the Capital Plan. All stock shall be issued in book entry form only.
SECTION 2. Transfers: Subject to the provisions of the Federal Home Loan Bank Act, as amended, the Regulations made thereunder and the Capital Plan, no transfer of shares of stock of the Bank shall be effective unless such transfer has been recorded on the books of the Bank. Each transfer shall be recorded, and the original record, or a duplicate thereof, shall be kept at the principal office of the Bank.
SECTION 3. Dividends: Subject to the provisions of the Federal Home Loan Bank Act, as amended, the Regulations of the Federal Housing Finance Board, the Capital Plan, and the Bank’s Retained Earnings and Dividend Policy, the Board may declare and pay a dividend only from previously retained earnings or current net earnings and only if such payment will not result in a projected impairment of the par value of the capital stock of the Bank, not result in the Bank failing to meet its minimum capital regulatory requirements as set forth in the Capital Plan and not cause the retained earnings level to be less than that required by the Retained Earnings and Dividend Policy. Dividends
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on such capital stock shall be computed without preference, unless otherwise provided for in the Capital Plan. Dividends may be paid in cash or shares of stock of the Bank.
ARTICLE VII
INDEMNIFICATION OF DIRECTORS, OFFICERS AND EMPLOYEES
SECTION 1. Definitions:
(a)	“Covered Person” means any person who is, was or is threatened to be made a party to a Proceeding, or who is otherwise involved in a Proceeding, whether as a witness or otherwise, by reason of his or her current or former status as:
(i)	a director, officer or employee of the Bank; or

(ii)	a director, officer or employee of the Bank who is or was serving at the request of the Bank as a director, officer, employee, agent, administrator or trustee of an Other Entity.
(b)	“Disinterested Director” means a director of the Bank who is not and has not been a party to or involved in the Proceeding with respect to which indemnification is sought.
(c)	“Expenses” means all costs and expenses (including, without limitation, attorneys’ fees) actually and reasonably incurred by a Covered Person in connection with a Proceeding or in connection with successfully establishing a right to indemnification hereunder.
(d)	“Liabilities” means final judgments, fines (including, without limitation, excise taxes assessed in connection with an employee benefit plan), penalties, amounts paid in settlement and other liabilities of any type (other than Expenses) actually incurred by a Covered Person in connection with a Proceeding.
(e)	“Other Entity” means any corporation other than the Bank, or any partnership, employee benefit plan, joint venture, trust or other enterprise, or any joint office of the Federal Home Loan Banks, the Financing Corporation, the Resolution Funding Corporation or any other instrumentality or agency of the United States or any state or local government.
(f)	“Proceeding” means any threatened, pending or completed action, suit, or claim or proceeding, whether civil, criminal, administrative or investigative, and whether formal or informal (including, without limitation, arbitrations and other means of alternative dispute resolution), and any appeal or other proceeding for review.
SECTION 2. Indemnification of Covered Persons: The Bank shall indemnify any Covered Person with respect to any Proceeding (including an action by or in the right of the Bank) against Liabilities and Expenses incurred by such Covered Person in connection with such Proceeding if either of the following apply:
(a)	such Proceeding results in a final judgment on the merits or otherwise in favor of such Covered Person; or
(b)	(i) such Covered Person acted in good faith and in manner that such Covered Person reasonably believed to be in or unopposed to the best interests of the Bank, or (ii) with respect to any criminal proceeding, such Covered Person had no reasonable cause to believe his conduct was unlawful.
SECTION 3. No Adverse Presumption: The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Covered Person did not satisfy the standards set forth in Section 2.
SECTION 4. Method of Making Determinations: All determinations as to whether a Covered Person has satisfied the standards set forth in Section 2, all determinations as to the reasonableness of Expenses and all determinations as to whether a Covered Person is entitled to receive advance payment of Expenses pursuant to Section 5 shall be made:
(a)	by the Board of Directors by majority vote of a quorum consisting of Disinterested Directors; or
(b)	if a quorum of Disinterested Directors is not obtainable, then by majority vote of a committee that consists solely of two or more Disinterested Directors and that is duly designated by majority vote of a quorum of the full Board of Directors (including directors that are not Disinterested Directors); or
(c)	by independent legal counsel that is selected by:
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(i)	a majority of a quorum of Disinterested Directors or by a majority of a committee designated pursuant to clause (b) of this Section 4; or
(ii)	if such a quorum of Disinterested Directors cannot be obtained and such a committee cannot be designated, then by a majority vote of a quorum of the full Board of Directors (including directors that are not Disinterested Directors).
A determination as to the entitlement of any Covered Person to indemnification under this Article VII shall be made promptly after there has been any judgment, order, settlement, dismissal, award or other disposition of the related Proceeding, or any partial disposition of such Proceeding that is sufficient to allow such a determination to be made. Without limitation of the foregoing, the Bank shall exercise its best efforts to cause such a determination to be made prior to the time that such Covered Person is obligated to pay any Liabilities that he or she has incurred in such Proceeding.
Any adverse determination made pursuant to this Section 4, and any determination made pursuant to this Section 4 by independent legal counsel, shall be in writing and shall state the reasons therefor. A copy of such writing with respect to any adverse determination made pursuant to this Section 4 shall be provided to the Covered Person within ten business days of the date of the determination.
In the event of a determination pursuant to the preceding subparagraph that a Covered Person has not satisfied the standards set forth in Section 2, such Covered Person shall be entitled to a final adjudication of such issue in a de novo judicial proceeding in an appropriate court of competent jurisdiction. Any action seeking such an adjudication must be commenced within 30 days of the date that the Covered Person is notified of such adverse determination.
SECTION 5. Advance Payment of Expenses: The Expenses of any Covered Person shall be paid by the Bank in advance of the final disposition of such Proceeding upon receipt of an undertaking in writing by or on behalf of such Covered Person to repay such amount if it shall ultimately be determined that such Covered Person is not entitled to be indemnified by the Bank as provided in Section 2. No indemnification shall be paid or expenses advanced by the Bank under this Article VII, and none shall be ordered by any court, if such action would be inconsistent with any provision of applicable law or regulation in effect at the time of the events which are the subject of the Proceeding which prohibits, limits or otherwise conditions the exercise of indemnification powers by the Bank or the rights of indemnification to which a Covered Person may be entitled.
SECTION 6. Rights to be Deemed Contractual and Not Exclusive: The indemnification and advancement of expenses provided to Covered Persons under this Article VII shall be deemed a contract between the Bank and its directors, officers and employees and shall not exclude any other rights to which anyone seeking indemnification or advance of expenses may be entitled under any other bylaw, resolution of the Board of Directors or agreement providing for indemnification or advancement of expenses, or otherwise; provided, however, that no indemnification shall be made to or on behalf of a Covered Person if a judgment or other final adjudication adverse to such Covered Person establishes that his or her acts or omissions (a) are in breach of his or her duty of loyalty to the Bank or its shareholders, (b) are not in good faith or involved in a known violation of law, or (c) resulted in receipt by such Covered Person of an improper personal benefit.
SECTION 7. Insurance of Directors, Officers and Employees: The Bank shall have power to purchase and maintain insurance on behalf of itself or any person who is or was a director, officer, employee or agent of the Bank, or who is or was serving at the request of the Bank as a director, officer, employee or agent of an Other Entity, against any liability asserted against such person and incurred by such person in any such capacity, or against any liability arising out of his or her status as such, whether or not the Bank would have the power to indemnify such person against such liability under this Article VII.
SECTION 8. Successors to Indemnitees: The indemnification and advance of expenses provided to a Covered Person under this Article VII shall continue as to a person who has ceased to be a director, officer or employee of the Bank and shall inure to the benefit of the heirs, executors, administrators and other legal representatives of such a person.
SECTION 9. Limitation of Liability: A director, officer or employee of the Bank shall not be personally liable to the Bank or its stockholders in
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connection with any acts or omissions taken in his or her capacity as a director, officer or employee; provided, however, that the foregoing shall not eliminate or limit the liability of a director, officer or employee (a) for the breach of the individual’s duty of loyalty to the Bank or its stockholders; (b) for any acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law; or (c) for any transaction from which the individual derived an improper personal benefit.
SECTION 10. Applicability: The provisions of this Article VII shall apply with respect to any Proceeding that is or becomes threatened or pending on or after the date of adoption thereof; regardless of when the acts or omissions giving rise to such Proceeding occurred or are alleged to have occurred, and shall remain in effect until revoked or amended; provided, however, that no such revocation or amendment shall limit or impair the right of any Covered Person to indemnification hereunder with respect to any actions taken or omitted on or prior to the date of such revocation or amendment. If any provision of this Article VII is held to be invalid, illegal or unenforceable for any reason, (a) the validity, legality and enforceability of the remaining provisions hereof shall not be affected or impaired in any way, and (b) such remaining provisions shall be construed to give effect to the intention of this Article VII to the fullest extent possible.
ARTICLE VIII
GENERAL PROVISIONS
SECTION 1. Minutes: Accurate minutes of all meetings of the stockholders of the Bank, of the Board, and its Committees, shall be signed by the presiding officer and attested under the seal of the Bank by the Secretary officiating at such meetings, and a certified copy of the same shall then promptly be transmitted to the Federal Housing Finance Board. The original copies of such minutes shall be preserved by the Bank in minute books in custody of the Corporate Secretary of the Board but available to any member of the Federal Housing Finance Board or to the examiners or other official representatives of the Federal Housing Finance Board.
SECTION 2. Telephone Meetings: Any one or more members of the Board or any Committee thereof may participate in a meeting of the Board or such committee by means of a telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.
SECTION 3. Corporate Seal: The seal of the Bank shall be as hereto affixed and shall be in the charge of the Corporate Secretary of the Bank or the Assistant Corporate Secretary. A duplicate of the seal may be kept and be used by the designee of the Corporate Secretary.
SECTION 4. Budget: The Board shall be responsible for the adoption of an annual operating expense budget and a capital expenditures budget for the Bank, and any subsequent amendments thereto, consistent with the requirements of the Federal Home Loan Bank Act, and applicable Federal Housing Finance Board regulations. The Board may not delegate the authority to approve the Bank’s annual budgets, or any subsequent amendments thereto, to Bank officers or other Bank employees. The Bank may not exceed its total annual operating expense budget or its total annual capital expenditures budget without prior approval by the Board of an amendment to such budget.
SECTION 5. Insurance: The Bank shall comply with all provisions of law as to the maintenance of liability, compensation, or other insurance, and shall maintain such additional forms and amounts of insurance as the Board may, from time to time determine.
SECTION 6. Signing of Papers: All contracts, deeds, bonds, assignments, releases, checks, drafts, or orders for payment, or other documents of the Bank shall be signed in the name of the Bank by such officer or employee or officers or employees as may from time to time be designated by the Bank’s President, unless the Board has otherwise directed.
SECTION 7. Operations: The Bank shall operate and do business within the provisions of the Federal Home Loan Bank Act, as amended, the Regulations made there under, its certificate of organization, these Bylaws, and such directives not inconsistent with the foregoing as the Board may from time to time adopt.
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SECTION 8. Fiscal Year: The fiscal year of the Bank shall begin on the first day of January.
SECTION 9. Amendment: The Bylaws of the Bank may be amended by the affirmative vote of a majority of the Board at any regular or special meeting of the Board, provided that each Director shall have been given written notice of the proposed amendment and of the form of such amendment at least seven days preceding any such meeting. Alternatively, the Bylaws may be amended by the affirmative vote of a majority of the Board at any regular meeting without additional written notice of the proposed amendment and of the form of the amendment being given to each Director, provided that the form of the proposed amendment has been submitted to the previous regular meeting of the Board and has been incorporated in the minutes of the said meeting.
Includes all amendments through April 19, 2001 as follows: Revised Bylaws adopted September 10, 1936; Amended on the following dates — November 28, 1940; January 20, 1943; March 13, 1945; January 1, 1948; May 16, 1949; October 7, 1949; July 14, 1950; October 21, 1954; December 16, 1954; March 25, 1955; July 29, 1955; July 26, 1956; April 2, 1957; May 25, 1960; January 10, 1963; October 21, 1963; August 16, 1966; May 2, 1967; October 3, 1968; August 15, 1974; December 6, 1976; October 22, 1984; April 9, 1986; July 23, 1987; March 15, 1990; August 19, 1993; December 19, 1996; July 17, 1997, July 16,1998, February 18, 1999, July 20, 2000; April 19, 2001, December 20, 2001, March 21, 2002, January 16, 2003, March 18, 2004 and July 21, 2005.
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